SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 28, 2003

Asia Global Crossing Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-30994 (Commission File Number)	98-022-4159 (IRS Employer Identification No.)

Mintflower Place, 2nd Floor, 8 Par-La-Ville Road Hamilton, Bermuda (Address of Principal Executive Offices)	HM08 (Zip Code)

Registrant’s telephone number, including area code (441) 296-6485

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On January 29, 2003, Asia Global Crossing Ltd. (the “Company”) announced that the sale of substantially all of the Company’s operating subsidiaries (excluding Pacific Crossing Ltd. and related entities) to Asia Netcom transaction was approved by the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

     A copy of the Company’s press release regarding the approval is attached hereto as Exhibit 99.1, and a copy of the order of the Bankruptcy Court is attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated January 29, 2003
99.2	Order of the U.S. Bankruptcy Court for the Southern District of New York, dated January 28, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA GLOBAL CROSSING LTD.

By: /s/ Stefan C. Riesenfeld Name: Stefan C. Riesenfeld Title: Chief Financial Officer

Dated:	January 29, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 29, 2003
99.2	Order of the U.S. Bankruptcy Court for the Southern District of New York, dated January 28, 2003

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